Exhibit 10.2

AMENDMENT NO. 1

THIS AMENDMENT NO. 1 (this “Agreement”), dated as of March 10, 2023, is entered into among DELUXE CORPORATION, a Minnesota corporation (the “Borrower”), each other Guarantor party hereto (together the Borrower, the “Credit Parties”) and JPMorgan CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent.

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent and collateral agent, are party to the Credit Agreement, dated as of June 1, 2021 (as amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, certain loans, commitments and/or other extensions of credit (the “Loans”) under the Credit Agreement incur or are permitted to incur interest, fees or other amounts based on the London interbank offered rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement;

WHEREAS, the Administrative Agent and the Borrower have elected to trigger an Early Opt-In Election and pursuant to Section 2.14(b) of the Credit Agreement, the Administrative Agent and the Borrower have determined in accordance with the Credit Agreement that LIBOR should be replaced with the applicable Benchmark Replacement for all purposes under the Credit Agreement and any Credit Document and such changes shall become effective on the sixth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders if by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders (such time, the “Objection Deadline”) the Administrative Agent has not received, by such time, written notice of objection to such applicable Benchmark Replacement from the Required Lenders.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement.

2. Agreement. The Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto.

3. Eurocurrency Loans. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement or the Credit Agreement, any Eurocurrency Loans (as defined in the Credit Agreement) denominated in Dollars existing as of the Amendment Effect Date shall continue in full force and effect until the end of the applicable Interest Period thereof, in each case upon the terms and subject to the conditions set out in the Agreement (prior to giving effect to the amendments set out herein).

4. Payment of Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including all reasonable fees, charges and disbursements of counsel to the Administrative Agent.

5. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions (the date of the satisfaction of all such conditions, the “Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received from each the Borrower and each other Guarantor, either (x) a counterpart of this Agreement signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Agreement by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent has not received, by the Objection Deadline, written notice of objection to such applicable Benchmark Replacement or the amendments to the Credit Agreement as provided herein from the Required Lenders.

(c) The representations and warranties of each Credit Party set forth in the Credit Documents shall be true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the Amendment Effective Date (other than representations and warranties that relate solely to an earlier date which shall be true and correct on and as of such earlier date).

(d) At the time of and immediately after effectiveness of this Agreement, no Default or Event of Default shall have occurred and be continuing.

6. Representations and Warranties. Each Credit Party represents and warrants to the Administrative Agent that, as of the date hereof:

(a)     this Agreement is within the Credit Parties’ corporate or limited liability company or other organizational (or constitutional) powers and have been duly authorized by all necessary corporate and, if required, stockholder or similar action. This Agreement has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b)    the execution, delivery and performance by each Credit Party of this Agreement (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect or (ii) to the extent any such failure could not reasonably be expected to cause a Material Adverse Effect, (b) do not violate any applicable law or regulation or the charter, by-laws or other organizational (or constitutional) documents of the Borrower or any of its Restricted Subsidiaries or any order of any Governmental Authority, (c) do not violate or result in a default under (i) the Senior Note Documents or (ii) any other indenture, agreement or other instrument binding upon the Borrower or any of its Restricted Subsidiaries or its assets, other than (in the case of such other indentures, agreements or instruments referred to in clause (ii)) such violations or defaults which could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries, other than Permitted Liens.

(c)    At the time of and immediately after effectiveness of this Agreement, no Default or Event of Default shall have occurred and be continuing.

7. Reaffirmation; Reference to and Effect on the Credit Documents.

(a)    From and after the Amendment Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Credit Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Credit Agreement as amended by this Agreement. This Agreement is a Credit Document.

(b)    The Credit Documents, and the obligations of the Borrower and the Guarantors under the Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
(c)    The Borrower and each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Credit Documents, (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Documents, (iv) agrees that the Security Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Security Documents to which it is a party as Collateral for the Obligations, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Security Documents remain and continue in full force and effect in respect of, and to secure, the Obligations. Each Guarantor hereby reaffirms its obligations under the Guarantee and Collateral Agreement and agrees that its obligation to guarantee the Obligations is in full force and effect as of the date hereof.

(d)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.
(e)    In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Credit Documents, the terms hereof shall control.

8. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc.

(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

9. Amendments; Headings; Severability. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the other Credit Parties and the Administrative Agent. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

10. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

11. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:
DELUXE CORPORATION,

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Sr. Vice President and Chief Financial Officer

GUARANTORS:
CHECKSBYDELUXE. COM, LLC
By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

DATAMYX LLC

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

DIRECT CHECKS UNLIMITED, LLC

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

DIRECT CHECKS UNLIMITED SALES, INC.

By: /s/ William C, Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

DELUXE BUSINESS OPERATIONS, INC.

By: /s/ William C. Zint IV
Name: Chip Zint
Title: President

DELUXE ENTERPRISE OPERATIONS, LLC

By: /w/ William C. Zint IV
Name: Chip Zint
Title: President

[Signature page to Amendment No. 1]

DELUXE FINANCIAL SERVICES, LLC

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

DELUXE MANUFACTURING OPERATIONS

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

DELUXE SMALL BUSINESS SALES, INC.

By: /s/ William C. Zint IV
Name: Chip Zint
Title: President

FIRST MANHATTAN CONSULTING GROUP, LLC

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

LOGOMIX INC.

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

MYCORPORATION BUSINESS SERVICES, INC.

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

PAYCE, INC.

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

REMITCO LLC,

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

SAFEGUARD ACQUISITIONS, INC.

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

SAFEGUARD BUSINESS SYSTEMS, INC.

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

SAFEGUARD FRANCHISE SALES, INC

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

SAFEGUARD FRANCHISE SYSTEMS, INC.

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

SAFEGUARD HOLDINGS, INC.

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

WAUSAU FINANCIAL SYSTEMS, INC.

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

FAPS HOLDINGS, LLC

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

QUICK PROCESSING, L.L.C.

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

FINANCIAL TRANSACTIONS, L.L.C.

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

FIRST AMERICAN PAYMENT SYSTEMS, L.P.

By: Quick Processing, L.L.C,
its general partner

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

THINK POINT FINANCIAL, LLC

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

GOVOLUTION, LLC

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

ELIOT MANAGEMENT GROUP, LLC

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

ACCELERATED CARD COMPANY, LLC

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

GOEMERCHANT, LLC

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

1STPAYGATEWAY, LLC

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

FITECH PAYMENTS, LLC

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

IATS, LLC

By: /s/ William C. Zint IV
Name: Chip Zint
Title: Vice President & Treasurer

ADMINISTRATIVE AGENT:
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
By: /s/ Suzanne Ergostolo
Name: Suzanne Ergostolo
Title: Executive Director

Exhibit A

(Attached hereto)